CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Exhibit 10.2

ADDENDUM TO THE AMENDED AND RESTATED PREPAID CARD PROGRAM MANAGER AGREEMENT
This Addendum to the Amended and Restated Prepaid Card Program Manager Agreement (the "Addendum") is entered into this 19th day of January, 2024 (the "Addendum Effective Date") by and between Marqeta, Inc., a Delaware corporation whose principal office is located at 180 Grand Avenue, 6th Floor, Oakland, CA 94612 ("Manager") and Sutton Bank, an Ohio chartered bank corporation ("Sutton Bank" or "Issuer"). Each of Manager and Sutton Bank may be referred to herein individually as a "Party" and collectively as the "Parties."

Whereas, the Parties have entered into an Amended and Restated Prepaid Card Program Manager Agreement, dated as of April 1, 2016, as amended from time-to-time (collectively, the "Agreement"), whereby Manager manages one or more Programs as a service provider of Sutton Bank;

Whereas, in relation to the Programs, Sutton Bank has entered into certain agreements with Mobile Wallet Service Providers (as identified in Exhibit A), pursuant to which Sutton Bank has agreed to provision Cards issued under the Program into digital wallets accepting payment network tokens (the "Mobile Wallet Agreement(s)");

Whereas, Manager acts as Sutton Bank's representative for the performance of certain reporting and other obligations to Sutton Bank under the Agreement, as amended hereby; and
Whereas, Manager and Sutton Bank desire to further amend the Agreement on the terms set forth in this Addendum with respect to additional reporting and other obligations of Manager as specifically set forth herein;

NOW THEREFORE, in consideration of the mutual obligations in this Addendum and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties to this Addendum agree as follows:
1.Mobile Wallet Additional Reporting Obligations. Manager will comply, and will ensure that its Third Party Service Providers comply, as applicable, with the additional reporting and other obligations of Sutton Bank and the Mobile Wallet Service Providers relating to the Program as set forth in Exhibit A, (the "Mobile Wallet Reporting Obligations"), which is attached hereto and incorporated herein by this reference. Any Mobile Wallet Reporting Obligations that a Third Party Service Provider, including without limitation, any Processor, fails to comply with for any reason shall be solely the responsibility of Manager. For purposes of clarity, as between Client, any Third Party Service Provider, and Sutton Bank, the information contained in such reports shall be owned exclusively by Sutton Bank and Sutton Bank shall have all necessary rights, powers and privileges with respect thereto. For purposes of clarity, such report information shall also constitute Sutton Bank's "Confidential Information," and must be treated as such by Client and any applicable Third Party Service Provider. For the avoidance of doubt, Sutton Bank will provision Cards issued under the Program into digital wallets accepting payment network tokens of mobile wallet service providers.

2.Payment. For the avoidance of doubt, Manager *** Sutton Bank for participation in the *** Payment Platform (as defined in Schedule 1 to Exhibit A), including without limitation, *** and ***, each for the purchase of goods and services made using Provisioned Cards (as defined in Schedule 1 to Exhibit A) through an Enabled Device (as defined in Schedule 1 to Exhibit A) in the *** Payment Platform (***).

3.General. All other terms and conditions of the Agreement, as amended by this Addendum, shall remain in full force and effect. Capitalized terms used but not defined herein shall have the meaning(s) ascribed to them in the Agreement. In the event of any conflict between this Addendum and the terms and conditions of the Agreement, the terms and conditions of this Addendum shall prevail as related to the subject matter herein. This Addendum may be

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Execution and delivery of this Addendum by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a Party hereto shall constitute a valid and binding execution and delivery of this Addendum by such Party in the same manner as an ink-signed origin.

*Signature Page Follows*

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

IN WITNESS WHEREOF, this Addendum is executed by the Parties' authorized officers or representatives as of the Addendum Effective Date.

SUTTON BANK    MARQETA, INC.

By: /s/ J. Anthony Gorrell        By: /s/ Chris Marconi
Name: J. Anthony Gorrell        Name: Chris Marconi

Title: CEO        Title: Director, Product Management

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

EXHIBIT A

MOBILE WALLET REPORTING OBLIGATIONS

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

SCHEDULE 1 TO EXHIBIT A
*** PAYMENT PLATFORM PROGRAM MANAGER TERMS AND CONDITIONS